UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number: 811-6200
Schwab Investments – Global Real Estate Fund
(Exact name of registrant as specified in charter)
211 Main Street, San Francisco, California 94105
(Address of principal executive offices) (Zip code)
Marie Chandoha
Schwab Investments – Global Real Estate Fund
211 Main Street, San Francisco, California 94105
(Name and address of agent for service)
Registrant’s telephone number, including area code: (415) 636-7000
Date of fiscal year end: February 28
Date of reporting period: February 28, 2011

Item 1: Report(s) to Shareholders.

Annual report dated February 28, 2011 enclosed.

Schwab Global Real Estate Fundtm

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Schwab Global Real Estate Fundtm

Annual Report
February 28, 2011

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In This Report

Fund investment adviser: Charles Schwab Investment Management, Inc. (CSIM).
Distributor: Charles Schwab & Co., Inc. (Schwab).

The Sector/Industry classifications in this report use the Global Industry Classification Standard (GICS) which was developed by and is the exclusive property of Morgan Stanley Capital International Inc. (MSCI) and Standard & Poor’s (S&P). GICS is a service mark of MSCI and S&P and has been licensed for use by Charles Schwab & Co., Inc. The Industry classifications used in the schedules of Portfolio Holdings are sub-categories of Sector classifications.

Performance at a Glance

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabfunds.com/prospectus.

Total Return for the Report Period

Schwab Global Real Estate Fundtm (Ticker Symbol: SWASX)	26.70%

FTSE EPRA/NAREIT Global Index	26.99%
Fund Category: Morningstar Specialty–Real Estate	25.42%

Performance Details	pages 6-7

Minimum Initial Investment[1]	$ 100

All fund and index figures on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Performance results less than one year are not annualized.

Expenses may be partially absorbed by fund management. Without these reductions, the fund’s total return would have been lower. Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

Source for category information: Morningstar, Inc.

[1]	Please see prospectus for further detail and eligibility requirements.

2 Schwab Global Real Estate Fund

From the President

Marie Chandoha is President and CEO of Charles Schwab Investment Management, Inc. and the fund covered in this report.

The global real estate market weathered the volatility in Europe and the Middle East as improvements in the global economic outlook and liquidity proved a boon to commercial real estate around the globe.

Dear Shareholder,

It is a pleasure to write to you in connection with the accompanying annual report for the Schwab Global Real Estate Fund for the twelve-month period that ended February 28, 2011.

Over the last twelve months, the global equity markets slowly rebounded from the 2008 market crisis. The S&P 500 Index rose 22.6%, bolstered by strong corporate earnings. Currencies overseas appreciated and many countries outside the U.S. experienced robust economic growth. International stock markets also rose, with the MSCI EAFE Index returning 20.5% and the MSCI Emerging Markets Index returning 21.2%

The global economy was not without its hiccups, however. In early 2010, heavily indebted Greece had received a bailout from stronger European nations and by late 2010, Europe’s other weak economies had also received help from their stronger neighbors. Political upheaval in the Middle East and northern Africa roiled oil and other commodity markets in early 2011. In spite of these events, positive signs of economic growth continued in the United States.

The global real estate market weathered the volatility in Europe and the Middle East as improvements in the global economic outlook and liquidity proved a boon to commercial real estate around the globe. Real estate fundamentals improved during the reporting period, with business conditions appearing most positive in Asia and South America and pricing power accruing to owners of real estate in select locations and types of properties.

Buoyed by the strong performance of global real estate markets, the Schwab Global Real Estate Fund returned 26.70% during the 12-month period. For details about the fund’s performance, please see the manager’s discussion and analysis in the following pages.

Thank you for investing in the Schwab Global Real Estate Fund. We encourage you to review your investment portfolio regularly to make sure it meets your current financial plan. For answers to questions you may have or to consult our website for more information, please visit www.schwabfunds.com. We are also happy to hear from you at 1-800-435-4000.

Sincerely,

Schwab Global Real Estate Fund 3

The Investment Environment

Three general trends emerged during the reporting period for the global real estate market, including improved access to liquidity, positive stock returns, and significant increases in direct property acquisitions. For example, the total volume of global property investment—including that by Real Estate Investment Trusts (REITS)—approached $320 billion, which was fifty percent higher than what was reported for 2009.

These developments, along with the general growth seen in the U.S. economy, provided an increasingly positive backdrop for all property sectors in the United States. U.S. REITs, in particular, benefited from this underpinning and had strong returns.

Inflation was a concern on a global level. For example, real estate stock performance in several emerging markets such as Brazil, Russia, India, and China—often referred to as the BRIC countries—was negatively affected by governmental initiatives. These interventions were intended to control inflation and currency values or to prevent rising prices in residential properties. Companies associated with housing development were hardest hit. Despite this downside, the high rate of economic growth created strong demand for property, especially commercial property.

Europe had its own challenges. The sovereign debt crisis compromised property fundamentals, as did the uneven economic growth and retail consumption in many euro-zone countries. However, there were exceptions: Office rents in Central London and Paris rose 26% and 11%, respectively, and European office rents rose overall about 3% during the reporting period.

Property fundamentals improved in Australia and Canada. Occupancy rates in both countries exceeded 90% in virtually all property sectors and in most local markets during the reporting period. Melbourne, in particular, ranked as one of the strongest real estate markets in Australia, while healthy job growth helped demand for property in Calgary and Toronto.

Overall, the general trends of improved access to liquidity, positive stock returns, and significant increases in direct property acquisitions provided a favorable environment for the Global Real Estate Fund.

 Asset Class Performance Comparison % returns during the report period

This graph compares the performance of various asset classes during the report period. Final performance figures for the period are in the key below.

22.57%	S&P 500 Index: measures U.S. large-cap stocks

26.99%	FTSE EPRA/NAREIT Global Index: measures (in U.S. dollars) real estate equities worldwide

20.54%	MSCI EAFE Index: measures (in U.S. dollars) large-cap stocks in Europe, Australasia and the Far East

4.93%	Barclays Capital U.S. Aggregate Bond Index: measures the U.S. bond market

These figures assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and you cannot invest in them directly. Remember that past performance is not an indication of future results.

Data source: Index provider websites and Charles Schwab Investment Management, Inc.

Nothing in this report represents a recommendation of a security by the investment adviser.

Manager views and portfolio holdings may have changed since the report date.

4 Schwab Global Real Estate Fund

Fund Management

Dionisio Meneses, Jr., a managing director and portfolio manager of the investment adviser, has day-to-day responsibility for the management of the fund. He joined the firm in 2007 and has worked in real estate research, analysis and investment since 1985.

Schwab Global Real Estate Fund 5

Schwab Global Real Estate Fund™

The Schwab Global Real Estate Fund (the fund) seeks capital growth and income consistent with prudent investment management. Under normal circumstances, the fund invests at least 80% of its net assets in securities of real estate companies and companies related to the real estate industry. The fund does not invest directly in real estate.

For the 12-month period that ended February 28, 2011, the fund returned 26.70%, while its comparative index, the FTSE EPRA/NAREIT Global Index (the index), returned 26.99%. The fund’s investment strategy is to invest primarily in real estate equity securities across different countries and regions. At the close of the reporting period, the fund was invested in 16 countries.

Returns varied widely in the index across many countries; while some, such as the United States, returned 39%, others, such as India, posted negative returns. The fund’s positioning across countries detracted slightly from its relative performance, while stock selection was the primary contributor to relative performance. Stock leaders came from countries in the Asia & Pacific Basin region, and the underperformers came from North America, Europe, and Asia. Japan Hotel & Resort, Inc., and Regal REIT contributed to the fund’s relative performance, while Goldcrest Co. Ltd., and The Unite Group plc detracted from the fund’s relative performance.

At an industry level, the fund’s overweight to Homebuilding in the United States and Brazil detracted from relative performance, while the fund’s underweight to Real Estate Development helped.

As of 2/28/11:
 Style Assessment1

 Country Weightings % of Investments

United States	32.9%

Hong Kong	16.7%

Japan	8.9%

Australia	7.8%

France	6.7%

United Kingdom	6.4%

Canada	4.9%

Singapore	4.3%

China	2.9%

Brazil	2.7%

Other Countries	5.8%

Total	100.0%

 Statistics

Number of Holdings	91
Weighted Average Market Cap ($ x 1,000,000)	$10,715
Price/Earnings Ratio (P/E)	35.9
Price/Book Ratio (P/B)	1.5
Portfolio Turnover Rate	129%

 Industry Weightings % of Investments

Real Estate Management & Development	30.9%
Retail REITs	20.9%
Specialized REITs	9.9%
Diversified REITs	9.7%
Office REITs	8.4%
Residential REITs	6.2%
Hotel, Resorts & Cruise Lines	4.6%
Industrial REITs	3.8%
Homebuilding	2.6%
Short-Term Investments	3.0%
Total	100.0%

 Top Holdings % of Net Assets2

Sun Hung Kai Properties Ltd.	4.0%
Simon Property Group, Inc.	3.9%
Unibail-Rodamco SE	3.7%
Vornado Realty Trust	3.0%
Boston Properties, Inc.	2.8%
Westfield Group	2.5%
Host Hotels & Resorts, Inc.	2.5%
Sumitomo Realty & Development Co., Ltd.	2.4%
New World Development Co., Ltd.	2.2%
Public Storage	2.2%
Total	29.2%

Manager views and portfolio holdings may have changed since the report date.

Source of Sector Classification: S&P and MSCI.

[1]	Source: Morningstar, Inc. This style assessment is the result of evaluating the fund based on a ten-factor model for value and growth characteristics. The fund’s market capitalization placement is determined by the geometric mean of its holdings’ market capitalizations. The assessment reflects the fund’s portfolio as of 2/28/11, which may have changed since then, and is not a precise indication of risk or performance—past, present, or future.
[2]	This list is not a recommendation of any security by the investment adviser.

6 Schwab Global Real Estate Fund

 Schwab Global Real Estate Fundtm

Performance Summary as of 2/28/11

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabfunds.com/prospectus.

May 31, 2007 – February 28, 2011
Performance of a Hypothetical
$10,000 Investment1,5

 Average Annual Total Returns1,2,3,5

Fund and Inception Date	1 Year	3 Years	Since Inception

Fund: Schwab Global Real Estate Fundtm (5/31/07)	26.70%	-0.08%	-5.54%
FTSE EPRA/NAREIT Global Index	26.99%	-1.74%	-6.02%
Fund Category: Morningstar Global Real Estate	25.42%	-2.07%	-7.72%

Fund Expense Ratios4: Net 1.05%; Gross 1.29%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Performance results less than one year are not annualized.

Small company stocks are subject to greater volatility than other asset classes.

Foreign securities can involve risks such as political and economic instability and currency risk.

The fund is subject to risks associated with the direct ownership of real estate securities and an investment in the fund will be closely linked to the performance of the real estate markets.

Index ownership—“FTSE®” is trademark of The Financial Times Limited (“FT”) and the London Exchange Plc (the “Exchange”) and is used by the fund under license. The Schwab Global Real Estate Fund is not sponsored, endorsed, sold or promoted by FT or the Exchange, and FT and the Exchange do not make any representation regarding the advisability of investing in shares of the fund.

[1]	Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.
[2]	Source for category information: Morningstar, Inc.
[3]	Fund expenses may have been partially absorbed by CSIM and Schwab. Without these reductions, the fund’s returns may have been lower.
[4]	As stated in the prospectus. Net Expense: Expenses reduced by a contractual fee waiver in effect for so long as CSIM serves as adviser to the fund. Gross Expense: Does not reflect the effect of contractual fee waivers. For actual ratios during the reporting period, refer to the financial highlights section of the financial statements.
[5]	On September 28, 2009, the Investor Share class and Select Share class were combined into a single class of shares of the fund. The performance and financial history of the fund are that of the fund’s former Select Shares. Accordingly, the past performance shown is that of the fund’s former Select Shares.

Schwab Global Real Estate Fund 7

Fund Expenses (Unaudited)

 Examples for a $1,000 Investment

As a fund shareholder, you incur two types of costs: transaction costs, such as redemption fees; and, ongoing costs, such as management fees, transfer agent and shareholder services fees, and other fund expenses.

The expense examples below are intended to help you understand your ongoing cost (in dollars) of investing in a fund and to compare this cost with the ongoing cost of investing in other mutual funds. These examples are based on an investment of $1,000 invested for six months beginning September 1, 2010 and held through February 28, 2011.

Actual Return lines in the table below provide information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number given for your fund or share class under the heading entitled “Expenses Paid During Period.”

Hypothetical Return lines in the table below provide information about hypothetical account values and hypothetical expenses based on a fund’s actual expense ratio and an assumed return of 5% per year before expenses. Because the return used is not an actual return, it may not be used to estimate the actual ending account value or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs, such as redemption fees. Therefore, the hypothetical return lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

			Ending
		Beginning	Account Value	Expenses Paid
	Expense Ratio[1]	Account Value	(Net of Expenses)	During Period[2]
	(Annualized)	at 9/01/10	at 2/28/11	9/01/10–2/28/11

Schwab Global Real Estate Fundtm
Actual Return	1.05%	$1,000	$1,187.10	$5.69
Hypothetical 5% Return	1.05%	$1,000	$1,019.59	$5.26

[1]	Based on the most recent six-month expense ratio; may differ from the expense ratio provided in the Financial Highlights, which covers a 12-month period.
[2]	Expenses for the fund are equal to its annualized expense ratio, multiplied by the average account value over the period, multiplied by 181 days of the period, and divided by 365 days of the fiscal year.

8 Schwab Global Real Estate Fund

Schwab Global Real Estate Fund

Financial Statements

Financial Highlights

	3/1/10–	3/1/09–	3/1/08–	5/31/07[2]–
	2/28/11	2/28/10[1]	2/28/09	2/29/08

Per-Share Data ($)

Net asset value at beginning of period	5.71	3.27	7.89	10.00

Income (loss) from investment operations:
Net investment income (loss)	0.19	0.16	0.16	0.16
Net realized and unrealized gains (losses)	1.28	2.64	(4.65)	(2.05)

Total from investment operations	1.47	2.80	(4.49)	(1.89)
Less distributions:
Distributions from net investment income	(0.49)	(0.36)	(0.13)	(0.22)

Net asset value at end of period	6.69	5.71	3.27	7.89

Total return (%)	26.70	86.27	(57.72)	(19.06)[3]

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses	1.05	1.07 [4]	1.05	1.05	[5]
Gross operating expenses	1.20	1.30	1.24	1.17	[5]
Net investment income (loss)	2.29	2.31	2.83	2.06	[5]
Portfolio turnover rate	129	115	108	67	[3]
Net assets, end of period ($ x 1,000,000)	200	147	45	167

1 Effective September 28, 2009, the Investor Shares class and the Select Shares class were combined into a single class of shares of the fund. The financial history as shown in the financial highlights is that of the former Select Shares.
2 Commencement of operations.
3 Not annualized.
4 The ratio of net operating expenses would have been 1.05% if certain non-routine expenses (proxy and tax expense) had not been incurred.
5 Annualized.

See financial notes 9

 Schwab Global Real Estate Fund

Portfolio Holdings as of February 28, 2011

This section shows all the securities in the fund’s portfolio and their values as of the report date.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The schedule of portfolio holdings filed on a fund’s most recent Form N-Q is also available by visiting Schwab’s website at www.schwabfunds.com/prospectus.

		Cost	Value
Holdings by Category		($)	($)

91.7%	Common Stock	144,212,131	183,626,373
2.9%	Short-Term Investments	5,702,438	5,702,438

94.6%	Total Investments	149,914,569	189,328,811
5.4%	Other Assets and Liabilities, Net		10,821,885

100.0%	Net Assets		200,150,696

	Number	Value
Security	of Shares	($)

Common Stock 91.7% of net assets

Asia Pacific and Other 40.5%

Australia 6.7%
CFS Retail Property Trust	1,578,690	3,032,808
Stockland	740,432	2,881,142
Westfield Group	509,934	5,084,113
Westfield Retail Trust	910,434	2,474,978

		13,473,041

Brazil 2.6%
Brookfield Incorporacoes S.A.	440,400	2,048,741
Multiplan Empreendimentos Imobiliarios S.A.	51,750	1,009,620
PDG Realty S.A. Empreendimentos e Participacoes	189,500	1,035,314
Rossi Residencial S.A.	131,400	1,018,788

		5,112,463

China 2.7%
Agile Property Holdings Ltd.	1,438,000	1,830,474
Guangzhou R&F Properties Co., Ltd., Class H	2,703,800	3,654,385

		5,484,859

Hong Kong 15.8%
Henderson Land Development Co., Ltd.	376,307	2,403,448
Hongkong Land Holdings Ltd.	419,000	2,881,653
Hysan Development Co., Ltd.	649,000	2,931,696
Kerry Properties Ltd.	492,000	2,400,232
Mandarin Oriental International Ltd.	521,000	1,073,770
New World Development Co., Ltd.	2,423,000	4,390,390
Shangri-La Asia Ltd.	803,916	1,890,951
Sun Hung Kai Properties Ltd.	494,454	8,048,475
The Hongkong & Shanghai Hotels Ltd.	1,577,836	2,630,666
The Link REIT	930,218	2,873,369

		31,524,650

India 0.8%
Indiabulls Real Estate Ltd. *	383,520	885,073
Indian Hotels Co., Ltd.	460,406	799,316

		1,684,389

Japan 7.9%
Japan Hotel & Resort, Inc.	594	1,860,096
Japan Logistics Fund, Inc.	226	2,097,190
Mitsubishi Estate Co., Ltd.	174,000	3,567,524
Mitsui Fudosan Co., Ltd.	164,000	3,504,932
Sumitomo Realty & Development Co., Ltd.	181,000	4,881,277

		15,911,019

Singapore 4.0%
CapitaCommercial Trust	786,000	853,400
CDL Hospitality Trusts	1,168,000	1,785,708
Global Logistic Properties Ltd. *	2,255,000	3,368,847
Mapletree Logistics Trust	2,689,200	1,910,267

		7,918,222

		81,108,643

Europe 16.9%

Austria 0.5%
Sparkassen Immobilien AG *	137,935	959,463

Finland 0.5%
Technopolis Ojy	173,130	942,863

France 6.3%
Gecina S.A.	24,903	3,228,449
Societe Immobilliere de Location pour l’Industrie et le Commerce	15,156	1,957,390
Unibail-Rodamco SE	37,126	7,470,432

		12,656,271

Germany 1.0%
Deutsche Wohnen AG *	137,002	2,057,873

Luxembourg 0.5%
Gagfah S.A.	90,525	1,072,105

Switzerland 2.1%
Allreal Holding AG - Reg’d	6,938	1,073,071
PSP Swiss Property AG - Reg’d *	13,000	1,037,016
Swiss Prime Site AG - Reg’d *	27,488	2,031,159

		4,141,246

United Kingdom 6.0%
British Land Co. plc	123,644	1,173,085
Capital & Counties Properties plc	418,651	1,018,147
Derwent London plc	39,655	1,094,402
Great Portland Estates plc	170,678	1,075,801
Land Securities Group plc	92,399	1,151,572
London & Stamford Property plc	509,104	1,038,669
Millennium & Copthorne Hotels plc	141,675	1,328,447
Shaftesbury plc	280,360	2,173,012

10 See financial notes

 Schwab Global Real Estate Fund

Portfolio Holdings continued

	Number	Value
Security	of Shares	($)
Unite Group plc *	606,229	1,975,634

		12,028,769

		33,858,590

North America 34.3%

Canada 3.9%
Allied Properties Real Estate Investment Trust	16,800	384,400
Boardwalk Real Estate Investment Trust	41,668	1,959,561
Calloway Real Estate Investment Trust	38,849	991,268
Canadian Apartment Properties Real Estate Investment Trust	56,386	1,126,501
Canadian Real Estate Investment Trust	19,518	666,370
First Capital Realty, Inc.	37,700	631,341
RioCan Real Estate Investment Trust	85,143	2,122,550

		7,881,991

United States 30.4%
Alexandria Real Estate Equities, Inc.	24,036	1,927,687
AMB Property Corp.	27,354	995,139
AvalonBay Communities, Inc.	16,431	1,988,644
Boston Properties, Inc.	58,545	5,615,636
Camden Property Trust	8,000	473,360
D.R. Horton, Inc.	72,388	857,074
Duke Realty Corp.	212,540	2,990,438
DuPont Fabros Technology, Inc.	46,402	1,133,137
Education Realty Trust, Inc.	30,284	249,843
Equity Residential	59,307	3,268,409
Essex Property Trust, Inc.	21,427	2,652,234
Federal Realty Investment Trust	31,489	2,650,744
HCP, Inc.	25,000	950,000
Host Hotels & Resorts, Inc.	269,436	4,957,622
Kimco Realty Corp.	84,503	1,637,668
LaSalle Hotel Properties	70,660	1,993,319
ProLogis	61,420	998,689
Public Storage	38,788	4,353,953
Simon Property Group, Inc.	71,748	7,895,150
Starwood Hotels & Resorts Worldwide, Inc.	15,103	922,793
The Macerich Co.	45,393	2,298,702
Ventas, Inc.	52,513	2,910,270
Vornado Realty Trust	64,522	6,021,838
Weingarten Realty Investors	40,000	1,034,800

		60,777,149

		68,659,140

Total Common Stock
(Cost $144,212,131)		183,626,373

Security	Face Amount	Value
Rate, Maturity Date	Local Currency	($)

Short-Term Investments 2.9% of net assets

Time Deposits 2.9%
Brown Brothers Harriman
Australian Dollar
3.59%, 03/01/11	1,226,843	1,249,110
Hong Kong Dollar
0.01%, 03/01/11	320,471	41,149
Japanese Yen
0.01%, 03/01/11	69,822,147	853,519
New Zealand Dollar
1.90%, 03/01/11	8,317	6,257
Pound Sterling
0.09%, 03/01/11	17,436	28,345
Singapore Dollar
0.01%, 03/01/11	372,256	292,700
Swiss Franc
0.01%, 03/01/11	313,060	336,950
Citibank
Canadian Dollar
0.23%, 03/01/11	1,349,249	1,388,759
Euro
0.12%, 03/01/11	63,901	88,180
US Dollar
0.03%, 03/01/11	1,417,469	1,417,469

Total Short-Term Investments
(Cost $5,702,438)		5,702,438

End of Investments.

At 02/28/11, the tax basis cost of the fund’s investments was $166,495,794 and the unrealized appreciation and depreciation were $24,414,385 and ($1,581,368), respectively, with a net unrealized appreciation of $22,833,017.

As of 02/28/11, the values of certain foreign securities held by the fund aggregating $96,865,795 were adjusted from their closing market values in accordance with procedures approved by the Board of Trustees.

*	Non-income producing security.

See financial notes 11

 Schwab Global Real Estate Fund

Statement of
Assets and Liabilities
As of February 28, 2011.

Assets

Investments, at value (cost $149,914,569)		$189,328,811
Foreign currency, at value (cost $51,864)		52,229
Receivables:
Investments sold		19,918,465
Fund shares sold		558,707
Dividends		127,626
Foreign tax reclaims		3,492
Interest		1
Prepaid expenses	+	2,084

Total assets		209,991,415

Liabilities

Payables:
Investments bought		9,655,940
Investment adviser and administrator fees		10,588
Shareholder services fees to affiliate		4,293
Fund shares redeemed		121,306
Trustees’ fees		1,872
Accrued expenses	+	46,720

Total liabilities		9,840,719

Net Assets

Total assets		209,991,415
Total liabilities	−	9,840,719

Net assets		$200,150,696

Net Assets by Source
Capital received from investors		297,569,869
Distribution in excess of net investment income		(5,353,080)
Net realized capital losses		(131,481,777)
Net unrealized capital gains		39,415,684

Net Asset Value (NAV)

		Shares
Net Assets	÷	Outstanding	=	NAV
$200,150,696		29,916,988		$6.69

12 See financial notes

 Schwab Global Real Estate Fund

Statement of
Operations
For March 1, 2010 through February 28, 2011.

Investment Income

Dividends (net of $224,481 foreign withholding tax)		$5,601,057
Interest	+	19,203

Total investment income		5,620,260

Expenses

Investment adviser fees		1,294,699
Shareholder service fees		415,657
Portfolio accounting fees		70,905
Professional fees		63,585
Custodian fees		53,383
Shareholder reports		53,221
Registration fees		21,603
Transfer agent fees		16,616
Trustees’ fees		7,829
Interest expense		4,461
Other expenses	+	16,517

Total expenses		2,018,476
Expense reduction by adviser	−	248,576

Net expenses	−	1,769,900

Net investment income		3,850,360

Realized and Unrealized Gains (Losses)

Net realized gains on investments		13,627,704
Net realized gains on foreign currency transactions	+	55,175

Net realized gains		13,682,879
Net unrealized gains on investments		22,168,989
Net unrealized gains on foreign currency translations	+	137

Net unrealized gains	+	22,169,126

Net realized and unrealized gains		35,852,005

Increase in net assets resulting from operations		$39,702,365

See financial notes 13

 Schwab Global Real Estate Fund

Statements of
Changes in Net Assets
For the current and prior report periods.

Operations

3/1/10-2/28/11			3/1/09-2/28/10
Net investment income		$3,850,360	$3,276,451
Net realized gains (losses)		13,682,879	(29,490,186)
Net unrealized gains	+	22,169,126	91,875,867

Increase in net assets from operations		39,702,365	65,662,132

Distributions to Shareholders[1]

Distributions from net investment income
Investor Shares		—	(694,768)
Select Shares	+	(13,197,509)	(8,010,685)

Total distributions from net investment income		($13,197,509)	($8,705,453)

Transactions in Fund Shares1

		3/1/10-2/28/11		3/1/09-2/28/10
		SHARES	VALUE	SHARES	VALUE
Shares Sold
Investor Shares		—	$—	530,973	$2,466,724
Select Shares	+	7,767,242	48,965,694	14,797,678	84,809,867

Total shares sold		7,767,242	$48,965,694	15,328,651	$87,276,591

Shares Reinvested
Investor Shares		—	$—	135,941	$598,454
Select Shares	+	1,161,164	7,131,614	778,886	4,409,360

Total shares reinvested		1,161,164	$7,131,614	914,827	$5,007,814

Shares Redeemed
Investor Shares		—	$—	(10,413,036)	($59,676,702)
Select Shares	+	(4,708,244)	(29,261,736)	(3,548,996)	(19,484,683)

Total shares redeemed		(4,708,244)	($29,261,736)	(13,962,032)	($79,161,385)

Net transactions in fund shares		4,220,162	$26,835,572	2,281,446	$13,123,020

Shares Outstanding and Net Assets

		3/1/10-2/28/11		3/1/09-2/28/10
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		25,696,826	$146,810,268	23,415,380	$76,730,569
Total increase	+	4,220,162	53,340,428	2,281,446	70,079,699

End of period		29,916,988	$200,150,696	25,696,826	$146,810,268

Distributions in excess of net investment income			($5,353,080)		($1,980,264)

[1]	Effective September 28, 2009, all outstanding Investor Shares (9,121,290 shares valued at $53,948,781) combined with Select Shares, resulting in a single class of shares of the fund.

14 See financial notes

 Schwab Global Real Estate Fund

Financial Notes

1. Business Structure of the Funds:

Schwab Global Real Estate Fund is a series of Schwab Investments (the “trust”), a no-load, open-end management investment company. The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The list below shows all the funds in the trust including the fund discussed in this report, which is highlighted:

Schwab Investments (organized October 26, 1990)
Schwab Global Real Estate Fund
Schwab YieldPlus Fund
Schwab Short-Term Bond Market Fund
Schwab Premier Income Fund
Schwab Total Bond Market Fund
Schwab GNMA Fund
Schwab Inflation Protected Fund Schwab Tax-Free Bond Fund Schwab California Tax-Free Bond Fund Schwab Tax-Free YieldPlus Fund Schwab California Tax-Free YieldPlus Fund Schwab 1000 Index Fund

Schwab Global Real Estate Fund offers one share class. Shares are bought and sold (subject to a redemption fee, see financial note 8) at closing net asset value (“NAV”), which is the price for all outstanding shares of the fund. Each share has a par value of 1/1,000 of a cent, and the trustees may authorize the issuance of as many shares as necessary.

Prior to September 29, 2009, the fund offered two share classes: Investor Shares and Select Shares. Shares of each class represented an interest in the same portfolio. Effective September 28, 2009, all outstanding Investor Shares were converted into Select Shares and the fund no longer offered separate share classes. Immediately after and as a result of the conversion, each shareholder of the Investor Shares became an owner of the former Select Shares of the fund.

The fund maintains its own account for purposes of holding assets and accounting, and is considered a separate entity for tax purposes. Within its account, the fund may also keep certain assets in segregated accounts, as required by securities law.

2. Significant Accounting Policies:

The following is a summary of the significant accounting policies the fund uses in its preparation of financial statements. The accounting policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

(a) Security Valuation:

The fund values the securities in its portfolio every business day. The fund uses the following policies to value various types of securities:

•	Securities traded on an exchange or over-the-counter: valued at the closing value for the day, or, on days when no closing value has been reported, halfway between the most recent bid and asked quotes. Securities that are primarily traded on foreign exchanges are valued at the closing values of such securities on their respective exchanges with these values then translated into U.S. dollars at the valuation date exchange rate unless these securities are fair valued as discussed below.

•	Securities for which no quoted value is available: The Board of Trustees has adopted procedures to fair value the fund’s securities when market prices are not “readily available” or are unreliable. For example, the fund may fair value a security when a security is de-listed or its trading is halted or suspended; when a security’s primary pricing source is unable or unwilling to provide a price; or when a security’s primary trading market is closed during regular market hours. The fund makes fair value determinations in good faith in accordance with the fund’s valuation procedures. The Board of Trustees regularly reviews fair value determinations made by the fund pursuant to the procedures.

•	International Fair Valuation: The Board of Trustees has adopted procedures to fair value foreign equity securities that trade in markets that close prior to when the fund values its holdings. By fair valuing securities whose prices may have been affected by events occurring after the close of trading, the fund seeks to establish prices that investors might expect to realize upon the current sales of these securities. This methodology is designed to deter “arbitrage” market timers, who seek to exploit delays between the change in the value of a fund’s portfolio holdings and the net asset value of the fund’s shares, and seeks to help ensure that the prices at which the fund’s shares are purchased and redeemed are fair and do not result in dilution of shareholder interest or other harm to shareholders. When fair value pricing is used at the open or close of a reporting period, it may cause a temporary divergence between the return of a fund and that of its index or

 Schwab Global Real Estate Fund

Financial Notes (continued)

2. Significant Accounting Policies (continued):

benchmark. The fund makes fair value determinations in good faith in accordance with the fund’s valuation procedures. Due to the subjective and variable nature of fair value pricing, there can be no assurance that a fund could obtain the fair value assigned to the security upon the sale of such security. The Board of Trustees regularly reviews fair value determinations made by the fund pursuant to the procedures.

•	Futures and forwards contracts: valued at their settlement prices as of the close of their exchanges (for futures) or at a value based on that day’s exchange rates (for forwards).

•	Short-term securities (60 days or less to maturity): valued at amortized cost, which approximates market value.

•	Underlying funds: valued at their respective net asset values.

In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the fund discloses the fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The hierarchy gives the highest priority to valuations based upon unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurement) and the lowest priority to valuations based upon unobservable inputs that are significant to the valuation (Level 3 measurement). If the fund determines that either the volume and/or level of activity for an asset or liability has significantly decreased (from normal conditions for that asset or liability) or price quotations or observable inputs are not associated with orderly transactions, increased analysis and management judgment will be required to estimate fair value.

The three levels of the fair value hierarchy are as follows:

•	Level 1 — quoted prices in active markets for identical securities — Investments whose values are based on quoted market prices in active markets, and whose values are therefore classified as Level 1 prices, include active listed equities. The fund does not adjust the quoted price for such instruments, even in situations where the fund holds a large position and a sale could reasonably impact the quoted prices.

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) — Investments that trade in markets that are not considered to be active, but whose values are based on quoted market prices, dealer quotations or valuations provided by alternative pricing sources supported by observable inputs are classified as Level 2 prices. These generally include U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, less liquid listed equities, and state, municipal and provincial obligations. In addition, international securities whose markets close hours before the fund values its holdings may require fair valuations due to significant movement in the U.S. markets occurring after the daily close of the foreign markets. The Board of Trustees has approved a vendor that would calculate fair valuations of international equity securities based on a number of factors that appear to correlate to the movements in the U.S. markets. As investments whose values are classified as Level 2 prices include positions that are not traded in active markets and/or are subject to transfer restrictions, valuations may be adjusted to reflect illiquidity and/or non-transferability, which are generally based on available market information.

•	Level 3 — significant unobservable inputs (including the fund’s own assumption in determining the fair value of investments) — Investments whose values are classified as Level 3 prices have significant unobservable inputs, as they may trade infrequently or not at all. When observable prices are not available for these securities, the fund uses one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the fund in estimating the value of Level 3 prices may include the original transaction price, quoted prices for similar securities or assets in active markets, completed or pending third-party transactions in the underlying investment or comparable issuers, and changes in financial ratios or cash flows. Level 3 prices may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the fund in the absence of market information. Assumptions used by the fund due to the lack of observable inputs may significantly impact the resulting fair value and therefore the fund’s results of operations.

 Schwab Global Real Estate Fund

Financial Notes (continued)

2. Significant Accounting Policies (continued):

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the fund’s investments as of February 28, 2011:

	Quoted Prices in		Significant
	Active Markets for	Significant Other	Unobservable
	Identical Assets	Observable Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total*

Common Stock
Asia Pacific and Other(a)	$—	$54,604,917	$—	$54,604,917
Australia	2,474,978	10,998,063	—	13,473,041
Brazil	5,112,463	—	—	5,112,463
Singapore	3,368,847	4,549,375	—	7,918,222
Europe(a)	—	2,974,431	—	2,974,431
France	1,957,390	10,698,881	—	12,656,271
Germany	2,057,873	—	—	2,057,873
Switzerland	1,073,071	3,068,175	—	4,141,246
United Kingdom	2,056,816	9,971,953	—	12,028,769
North America(a)	68,659,140	—	—	68,659,140
Short-Term Investments(a)	—	5,702,438	—	5,702,438

Total	$86,760,578	$102,568,233	$—	$189,328,811

*	The fund had no Other Financial Instruments.
(a)	As categorized in Portfolio Holdings.

The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

	Balance			Change in				Balance
	as of	Accrued	Realized	Unrealized	Net	Gross	Gross	as of
	February 28,	Discounts	Gain	Gain	Purchases	Transfers	Transfers	February 28,
Investments in Securities	2010	(Premiums)	(Loss)	(Loss)	(Sales)	In	Out	2011

Common Stock
Asia Pacific and Other
Japan	$2,124,416	$—	$—	$239,419	($2,363,835)	$—	$—	$—

Total	$2,124,416	$—	$—	$239,419	($2,363,835)	$—	$—	$—

In January 2010, the Financial Accounting Standards Board issued new guidance requiring reporting entities to make new disclosures about amounts and reasons for significant transfers in and out of Level 1 and Level 2 fair value measurements as well as inputs and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3, and information on purchases, sales, issuances and settlements of Level 3 securities on a gross basis. The new and revised disclosures are required to be implemented for annual and interim periods beginning after December 15, 2009, except for the disclosures surrounding purchases, sales, issuances and settlements of Level 3 fair value measurements on a gross basis, which are effective for fiscal years beginning after December 15, 2010 and for interim periods within those fiscal years.

The fund has adopted the new guidance for the period ended February 28, 2011. There were no significant transfers between Level 1 and Level 2 for the period ended February 28, 2011. Management is currently evaluating the impact of the adoption of the other provisions of the new guidance on the fund’s financial statements.

(b) Accounting Policies for Certain Portfolio Investments (if held):

Real Estate Investment Trusts: The fund may own shares of real estate trusts (REITs) which report information on the source of their distributions annually. Certain distributions received from REITs during the year, which are known to be a return of capital or realized gains, are recorded as a reduction to the cost of the individual REITs or realized gains on investments, respectively.

 Schwab Global Real Estate Fund

Financial Notes (continued)

2. Significant Accounting Policies (continued):

Passive Foreign Investment Companies: The fund may own shares in certain foreign corporations that meet the Tax Code definition of a “passive foreign investment company” (PFIC). The fund may elect for tax purposes to mark-to-mark annually the shares of each PFIC lot held and would be required to distribute as ordinary income to shareholders any such marked-to-market gains (as well as any gains realized on sale).

Repurchase Agreement: In a repurchase agreement, a fund buys a security from another party (usually a financial institution) with the agreement that it be sold back in the future. Repurchase agreements subject the fund to counterparty risk, meaning that the fund could lose money if the other party fails to perform under the terms of the agreement. The fund mitigates this risk by ensuring that the fund’s repurchase agreements are collateralized by cash, U.S. government securities, fixed income securities, equity securities or other types of securities. All collateral is held by the fund’s custodian (or, with tri-party agreements, the agent’s bank) and is monitored daily to ensure that its market value is at least equal to the repurchase price under the agreement. Investments in repurchase agreements are also based on a review of the credit of the repurchase agreement counterparty.

Securities Lending: Under the Securities Lending Program, the fund (the “lender”) may make short-term loans of its securities to another party (the “borrower”) to generate additional revenue for the fund. The borrower pledges collateral in the form of cash, securities issued or fully guaranteed by the U.S. government or Foreign Sovereign, or letters of credit issued by a bank. The initial collateral received by the fund is required to have a value of at least 102% of the current market value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter, at a value equal to at least 100% of the current market value of the securities on loan and is marked to market daily. The cash collateral of securities loaned is invested in money market portfolios registered under Rule 2a-7 of the 1940 Act. Securities lending income, as disclosed in the fund’s Statement of Operations, represents the income earned from the investment of the cash collateral plus any fees paid by borrowers, less the fees paid to the lending agent which are subject to adjustments pursuant to the securities lending agreement.

(c) Security Transactions:

Security transactions are recorded as of the date the order to buy or sell the security is executed. Realized gains and losses from security transactions are based on the identified costs of the securities involved.

Assets and liabilities denominated in foreign currencies are reported in U.S. dollars. For assets and liabilities held on a given date, the dollar value is based on market exchange rates in effect on that date. Transactions involving foreign currencies, including purchases, sales, income receipts and expense payments, are calculated using exchange rates in effect on the transaction date. Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amount of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net realized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting. These realized and unrealized foreign exchange gains or losses are reported in foreign currency transactions or translations on the Statement of Operations. The fund does not isolate the portion of the fluctuations on investments resulting from changes in foreign currency exchange rates from the fluctuations in market prices of investments held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Gains realized by the fund on the sale of securities in certain foreign countries may be subject to non-U.S. taxes. The fund records a liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities.

When the fund closes out a futures or forwards position, it calculates the difference between the value of the position at the beginning and at the end of the contract, and records a realized gains or loss accordingly. A fund records the daily change in market value of futures, and also the change in the amount of margin deposit required (“due to/from broker”).

(d) Investment Income:

Interest income is recorded as it accrues. Dividends and distributions from portfolio securities and underlying funds are recorded on the date they are effective (the ex-dividend date), although the fund records certain foreign security dividends on the day it learns of the ex-dividend date.

Income received from foreign sources may result in withholding tax. Withholding taxes are accrued at the same time as the related income if the tax rate is fixed and known, unless a tax withheld is reclaimable from the local tax authorities in which case

 Schwab Global Real Estate Fund

Financial Notes (continued)

2. Significant Accounting Policies (continued):

it is recorded as receivable. If the tax rate is not known or estimable, such expense or reclaim receivable is recorded when the net proceeds are received.

(e) Expenses:

Expenses that are specific to the fund are charged directly to the fund. Expenses that are common to all funds within the trust generally are allocated among the funds in proportion to their average daily net assets.

(f) Distributions to Shareholders:

The fund declares distributions from net investment income and net realized capital gains, if any, once a year.

(g) Accounting Estimates:

The accounting policies described in this report conform to accounting principles generally accepted in the United States of America. Notwithstanding this, shareholders should understand that in order to follow these principles, fund management has to make estimates and assumptions that affect the information reported in the financial statements. It’s possible that once the results are known, they may turn out to be different from these estimates and these differences may be material.

(h) Federal Income Taxes:

The fund intends to meet federal income and excise tax requirements for regulated investment companies. Accordingly, the fund distributes substantially all of its net investment income and realized net capital gains, if any, to its respective shareholders each year. As long as a fund meets the tax requirements, it is not required to pay federal income tax.

(i) Foreign Taxes:

The fund may be subject to foreign taxes (a portion of which may be reclaimable) on income, corporate events, foreign currency exchanges, capital gains on investments on currency repatriation. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in foreign markets in which the funds invest. These foreign taxes, if any, are paid by the fund and are disclosed in the Statement of Operations. Foreign taxes payable as of February 28, 2011, if any, are reflected in the fund’s Statement of Assets and Liabilities.

(j) Indemnification:

Under the fund’s organizational documents, the officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business the fund enters into contracts with its vendors and others that provide general indemnifications. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the fund. However, based on experience, the fund expects the risk of loss to be remote.

3. Risk Factors:

Investing in the fund may involve certain risks, as described in the fund’s prospectus, including, but not limited to, those described below. Any of these risks could cause an investor to lose money.

Stock and bond markets and the values of securities held by the fund rise and fall daily. As with any investment whose performance is tied to these markets, the value of an investment in the fund will fluctuate, which means that an investor could lose money.

The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. In addition, equity markets tend to move in cycles which may cause stock prices to fall over short or extended periods of time. Even the larger REITs and other real estate companies, may be small- to medium- sized companies in relation to the equity markets as a whole. Historically, mid- and small-cap stocks have been riskier than large-cap stocks. Mid- and small-cap companies themselves may be more vulnerable to adverse business or economic events than larger, more established companies. Stock prices of smaller companies may be based in substantial part on future expectations rather than current achievements and may move sharply, especially during market upturns and downturns. During

 Schwab Global Real Estate Fund

Financial Notes (continued)

3. Risk Factors (continued):

a period when mid- and small-cap stocks fall behind other types of investments — bonds or large-cap stocks, for instance — the fund’s small- and mid-cap holdings could reduce performance.

The fund has a policy of concentrating its investments in real estate companies and companies related to the real estate industry. As such, the fund is subject to risks associated with the direct ownership of real estate securities and an investment in the fund will be closely linked to the performance of the real estate markets. These risks include, among others, declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds or other limits to accessing the credit or capital markets; default by borrowers or tenants, particularly during an economic downturn; and changes in interest rates. In addition to the risks associated with investing in securities of real estate companies and real estate related companies, REITs are subject to certain additional risks. Equity REITs may be affected by changes in the value of the underlying properties owned by the trusts, and mortgage REITs may be affected by the quality of any credit extended. Further, REITs are dependent upon specialized management skills and may have their investments in relatively few properties, or in a small geographic area or a single property type. Failure of a company to qualify as a REIT under federal tax law may have adverse consequences to the fund. In addition, REITs have their own expenses, and the fund will bear a proportionate share of those expenses.

Interest rates rise and fall over time, which will affect the fund’s yield and share price. The credit quality of a portfolio investment could also cause the fund’s share price to fall. The fund could lose money if the issuer or guarantor of a portfolio investment or the counterparty to a derivatives contract fails to make timely principal or interest payments or otherwise honor its obligations. Debt securities may be paid off earlier or later than expected. Either situation could cause the fund to hold securities paying lower than market rates of interest, which could hurt the fund’s yield or share price. Below investment-grade bonds (junk bonds) involve greater credit risk, are more volatile, involve greater risk of price declines and may be more susceptible to economic downturns than investment-grade securities.

The fund’s investments in securities of foreign issuers involve certain risks that are greater than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions, or changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges); differing accounting, auditing, financial reporting and legal standards and practices; differing securities market structures: and higher transaction costs. These risks may be heightened in connection with investments in emerging markets.

The value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline, and the credit standing of the issuer. The price of a convertible security will also normally vary in some proportion to changes in the price of the underlying common stock because of the conversion or exercise feature.

The fund’s use of derivative instruments involves risks different from or possibly greater than, the risks associated with investing directly in securities and other traditional investments and could cause the fund to lose more than the principal amount invested. Certain fund transactions, such as derivatives, short sales and reverse repurchase agreements, may give rise to a form of leverage and may expose the fund to greater risk. Leverage tends to magnify the effect of any decrease or increase in the value of the fund’s portfolio securities. The use of leverage may cause the fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations. The fund will incur a loss if the price of the security sold short increases between the time of the short sale and the time the fund replaces the borrowed security.

The fund is non-diversified, which means that it may invest in securities of relatively few issuers. As a result, a single adverse economic, political or regulatory occurrence may have a more significant effect on the fund’s investments, and the fund may experience increased volatility.

As an actively managed mutual fund, the fund is subject to the risk that its investment adviser will make poor security selections. The fund’s investment adviser applies its own investment techniques and risk analyses in making investment decisions for the fund, but there can be no guarantee that they will produce the desired results.

When the fund invests in an ETF, it will bear a proportionate share of the ETF’s expenses. In addition, lack of liquidity in an ETF can result in its value being more volatile than the underlying portfolio securities. Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral if the borrower fails to return the security loaned or becomes insolvent.

 Schwab Global Real Estate Fund

Financial Notes (continued)

3. Risk Factors (continued):

A particular investment may be difficult to purchase or sell. The fund may be unable to sell illiquid securities at an advantageous time or price. An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Please refer to the fund’s prospectus for a more complete description of the principal risks of investing in the fund.

4. Affiliates and Affiliated Transactions:

Charles Schwab Investment Management, Inc. (“CSIM” or the “investment adviser”), a wholly owned subsidiary of The Charles Schwab Corporation, serves as the fund’s investment adviser and administrator pursuant to an Investment Advisory and Administration Agreement (“Advisory Agreement”) between it and the trust.

For its advisory and administrative services to the fund, CSIM is entitled to receive an annual fee equal to 0.77% of the fund’s average daily net assets.

The Board of Trustees has adopted a Shareholder Servicing Plan (the “Plan”) on behalf of the fund. The Plan enables the fund to bear expenses relating to the provision by services providers, including Charles Schwab & Co., Inc. (a broker-dealer affiliate of CSIM, “Schwab”), of certain account maintenance, customer liaison and shareholder services to the current shareholders of the fund. Schwab serves as the fund’s paying agent under the Plan for making payments of the shareholder service fee due to the service providers (other than Schwab) under the Plan. All shareholder service fees paid by the fund to Schwab in its capacity as the fund’s paying agent will be passed through to the service providers, and Schwab will not retain any portion of such fees.

Pursuant to the Plan, the fund’s shares are subject to an annual shareholder servicing fee up to 0.25%. The shareholder servicing fee paid to a particular service provider is made pursuant to its written agreement with Schwab (or, in the case of payments made to Schwab, pursuant to Schwab’s written agreement with the fund), and the fund will pay no more than 0.25% of the average annual daily net asset value of the fund shares owned by shareholders holding shares through such service providers. Payments under the Plan are made as described above regardless of Schwab’s or the service provider’s actual cost of providing the services. If the cost of providing the services under the Plan is less than the payment received, the unexpended portion of the fees may be retained as profit by Schwab.

Although these agreements specify certain fees for these services, CSIM and Schwab have made additional agreements (“expense limitation”) with the fund to limit the total annual fund operating expenses to 1.05%, excluding interest, taxes and certain non-routine expenses for so long as CSIM serves as the investment adviser to the fund, which may only be amended or terminated with the approval of the fund’s Board of Trustees.

Certain Schwab Funds may own shares of other Schwab Funds. The table below reflects the percentage of the Schwab Global Real Estate Fund owned by other Schwab Funds as of February 28, 2011:

Schwab Target 2010 Fund	0.7%
Schwab Target 2015 Fund	0.8%
Schwab Target 2020 Fund	4.8%
Schwab Target 2025 Fund	1.6%
Schwab Target 2030 Fund	7.6%
Schwab Target 2035 Fund	1.5%
Schwab Target 2040 Fund	8.1%
Schwab Monthly Income Fund — Moderate Payout	1.2%
Schwab Monthly Income Fund — Enhanced Payout	3.2%
Schwab Monthly Income Fund — Maximum Payout	1.7%

The fund may engage in direct transactions with certain other Schwab Funds when practical. When one fund is seeking to sell a security that another is seeking to buy, an interfund transaction can allow both funds to benefit by reducing transaction costs. This practice is limited to funds that share the same investment adviser, trustees and officers. For the year ended February 28, 2011, the fund had no security transactions with other Schwab Funds.

 Schwab Global Real Estate Fund

Financial Notes (continued)

4. Affiliates and Affiliated Transactions (continued):

Pursuant to an exemptive order issued by the SEC, the fund may enter into interfund borrowing and lending transactions with other Schwab Funds. All loans are for temporary or emergency purposes only. The interest rate charged on the loan is the average of the overnight repurchase agreement rate and the short-term bank loan rate. The interfund lending facility is subject to the oversight and periodic review of the Board of Trustees of the Schwab Funds. The fund had no interfund borrowing or lending activity during the period.

5. Board of Trustees:

Trustees may include people who are officers and/or directors of the investment adviser or Schwab. Federal securities law limits the percentage of such “interested persons” who may serve on a trust’s board, and the trust was in compliance with these limitations throughout the report period. The trust did not pay any of these persons for their service as trustees, but it did pay non-interested persons (independent trustees), as noted in the fund’s Statement of Operations.

6. Borrowing from Banks:

The fund may borrow money from banks and custodians. The fund covered in this report has custodian overdraft facilities, a committed line of credit of $150 million with State Street Bank and Trust Company, an uncommitted line of credit of $100 million with Bank of America, N.A. and an uncommitted line of credit of $50 million with Brown Brothers Harriman. The fund pays interest on the amounts it borrows at rates that are negotiated periodically. The fund also pays an annual fee to State Street Bank and Trust Company for the committed line of credit.

There were no borrowings from the lines of credit during the period. However, the fund may have utilized its overdraft facility and incurred interest expense, which is disclosed in the Statement of Operations, if any. The interest expense is determined based on a negotiated rate above the current Federal Funds rate.

7. Purchases and Sales/Maturities of Investment Securities:

For the period ended February 28, 2011, purchases and sales/maturities of securities (excluding short-term obligations) were as follows:

Purchases of Securities	Sales/Maturities of Securities

$216,594,370	$211,838,787

8. Redemption Fee:

The fund charges a 2.00% redemption fee on shares sold or exchanged within 30 days of the original purchase date. Such amounts are netted against the redemption proceeds on the Statement of Changes in Net Assets. The redemption fees charged during the current and prior periods are:

Current Period	Prior Period
(03/01/10-02/28/11)	(03/01/09-02/28/10)

$5,708	$3,437

9. Federal Income Taxes:

As of February 28, 2011, the components of distributable earnings on a tax-basis were as follows:

Undistributed ordinary income	$3,790,839
Undistributed long-term capital gains	—
Unrealized appreciation	24,414,385
Unrealized depreciation	(1,581,368)
Other unrealized appreciation/(depreciation)	1,442

Net unrealized appreciation/(depreciation)	$22,834,459

 Schwab Global Real Estate Fund

Financial Notes (continued)

9. Federal Income Taxes (continued):

The primary difference between book-basis and tax-basis unrealized appreciation or unrealized depreciation of investments is the tax deferral of losses on wash sales, Passive Foreign Investment Companies (PFIC), and Real Estate Investment Trust (REIT).

Capital loss carryforwards may be used to offset future realized capital gains for federal income tax purposes. As of February 28, 2011, the fund had capital loss carryforwards available to offset future net capital gains before the expiration date:

Expiration Date

February 28, 2017	$63,759,430
February 28, 2018	60,285,041

Totals	$124,044,471

For tax purposes, realized net capital losses occurring after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. As of February 28, 2011, the fund had no deferred realized net capital losses and capital loss carryforwards were utilized in the amount of $5,016,722.

The tax-basis components of distributions paid during the current and prior periods were:

	Current period distributions	Prior period distributions

Ordinary income	$13,197,509	$8,705,453
Long-term capital gains	—	—
Return of capital	—	—

Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to differing treatment for items such as PFICs, return of capital on U.S. REITs, non-U.S. currency gains and losses, and capital losses related to wash sales. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes. The fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.

The permanent book and tax basis differences may result in reclassifications between capital account and other accounts as required. The adjustments have no impact on net assets or the results of operations. As of February 28, 2011, the fund made the following reclassifications:

Capital shares	$—
Undistributed net investment income	5,974,333
Net realized capital gains and losses	(5,974,333)

As of February 28, 2011, management has reviewed the tax positions for open periods (for federal purposes, three years from the date of filing and for state purposes, four years from the date of filing), as applicable to the fund, and has determined that no provision for income tax is required in the fund’s financial statements. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year ended February 28, 2011, the fund did not incur any interest or penalties.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (“the Act”) was signed by The President. The Act is the first major piece of legislation affecting Regulated Investment Companies (“RICs”) since 1986 and it modernizes several of the federal income and excise tax provisions related to RICs.

Certain of the enacted provisions include:

Post-enactment capital losses may now be carried forward indefinitely, but must retain the character of the original loss. Under pre-enactment law, capital losses could be carried forward for eight years, and carried forward as short-term capital, irrespective of the character of the original loss.

The Act contains simplification provisions, which are aimed at preventing disqualification of a RIC for “inadvertent” failures of the asset diversification and/or qualifying income tests. Additionally, the Act exempts RICs from the preferential dividend rule, and repeals the 60-day designation requirement for certain types of pay-through income and gains.

 Schwab Global Real Estate Fund

Financial Notes (continued)

9. Federal Income Taxes (continued):

Finally, the Act contains several provisions aimed at preserving the character of distributions made by a fiscal year RIC during the portion of its taxable year ending after October 31 or December 31, reducing the circumstances under which a RIC might be required to file amended Forms 1099 to restate previously reported distributions.

Except for the simplification provisions related to RIC qualification, the Act is effective for taxable years beginning after December 22, 2010. The provisions related to RIC qualification are effective for taxable years for which the extended due date of the tax return is after December 22, 2010.

10. Subsequent Events:

Management has determined there are no subsequent events or transactions through the date the financial statements were issued would have materially impacted the financial statements as presented.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of:
Schwab Global Real Estate Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio holdings, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Schwab Global Real Estate Fund (one of the portfolios constituting Schwab Investments, hereafter referred to as the “Fund”) at February 28, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at February 28, 2011 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
San Francisco, California
April 15, 2011

Other Federal Tax Information (unaudited)

For the period ended February 28, 2011, the fund designated $502,426 of the dividend distributions as qualified dividends for the purpose of the maximum rate under section 1(h)(11) of the Internal Revenue Code. Shareholders will be notified in January 2012 via IRS form 1099 of the amounts for use in preparing their 2011 income tax return.

The fund may elect to pass on the benefits of the foreign tax credit of $186,472 to its shareholders for the period ended February 28, 2011. The respective foreign source income of the fund is $4,524,298.

Trustees and Officers

The tables below give information about the trustees and officers for Schwab Investments which includes the funds covered in this report. The “Fund Complex” includes The Charles Schwab Family of Funds, Schwab Capital Trust, Schwab Investments, Schwab Annuity Portfolios, Schwab Strategic Trust, Laudus Trust and Laudus Institutional Trust. The Fund Complex includes 86 funds.

The address for all trustees and officers is 211 Main Street, San Francisco, CA 94105. You can find more information about the trustees and officers in the Statement of Additional Information, which is available free by calling 1-800-435-4000.

 Independent Trustees

Name, Year of Birth,		Number of
and Position(s) with		Portfolios in
the trust; (Terms of		Fund Complex
office, and length of	Principal Occupations	Overseen by
Time Served1)	During the Past Five Years	the Trustee	Other Directorships

Mariann Byerwalter 1960 Trustee (Trustee of Schwab Investments since 2000.)	Chairman of JDN Corporate Advisory LLC.	73	Director, Redwood Trust, Inc. (1998 – present) Director, PMI Group Inc. (2001 – 2009) Director, Excelsior Funds (2006 – 2007)

John F. Cogan 1947 Trustee (Trustee of Schwab Investments since 2008.)	Senior Fellow: The Hoover Institution at Stanford University (Oct. 1979 – present); Senior Fellow Stanford Institute for Economic Policy Research; Professor of Public Policy, Stanford University (Sept. 1994 – present).	73	Director, Gilead Sciences, Inc. (2005 – present) Director, Monaco Coach Corporation (2005 – 2009)

William A. Hasler 1941 Trustee (Trustee of Schwab Investments since 2000.)	Dean Emeritus, Haas School of Business, University of California, Berkeley (July 1998 – present).	73	Director, Ditech Networks Corporation (1997 – present)
Director, TOUSA (1998 – present)
Director, Mission West Properties (1998 – present)
Director, Globalstar, Inc. (2009 – present)
Director, Harris-Stratex Networks (2001 – present)
Director, Aphton Corp. (1991 – 2007)
Director, Solectron Corporation (1998 – 2007)
Director, Genitope Corporation (2000 – 2009)
			Director, Excelsior Funds (2006 – 2007)

David L. Mahoney 1954 Trustee (Trustee of Schwab Investments since 2011.)	Private Investor.	73	Director, Symantec Corporation (2003 – present) Director, Corcept Therapeutics Incorporated (2004 – present) Director, Tercica Inc. (2004 – 2008)

Kiran M. Patel 1948 Trustee (Trustee of Schwab Investments since 2011.)	Executive Vice President and General Manager of Small Business Group, Intuit, Inc. (financial software and services for consumers and small businesses) (Dec. 2008 – present); Senior Vice President and General Manager of Consumer Group, Intuit, Inc. (June 2007 – Dec. 2008); Senior Vice President and Chief Financial Officer, Intuit, Inc. (Sept. 2005 – Jan. 2008).	73	Director, KLA-Tencor Corporation (2008 – present) Director, BEA Systems, Inc. (2007 – 2008) Director, Eaton Corp. (2003 – 2006)

 Independent Trustees (continued)

Name, Year of Birth,		Number of
and Position(s) with		Portfolios in
the trust; (Terms of		Fund Complex
office, and length of	Principal Occupations	Overseen by
Time Served1)	During the Past Five Years	the Trustee	Other Directorships

Gerald B. Smith 1950 Trustee (Trustee of Schwab Investments since 2000.)	Chairman, Chief Executive Officer and Founder of Smith Graham & Co. (investment advisors) (1990 – present).	73	Lead Independent Director, Board of Cooper Industries (2002 – present) Director and Chairman of the Audit Committee, Oneok Partners LP (2003 – present) Director, Oneok, Inc (2009 – present)

Joseph H. Wender 1944 Trustee (Trustee of Schwab Investments since 2008.)	Senior Consultant, Goldman Sachs & Co., Inc. (Jan. 2008- present); Partner, Colgin Partners, LLC (vineyards) (February 1998 – present); Senior Director, Chairman of the Finance Committee, GSC Group (July 2005 – Dec. 2007); General Partner, Goldman Sachs & Co., Inc. (Oct. 1982 – June 2005).	73	Board Member and Chairman of the Audit Committee, Isis Pharmaceuticals (1994 – present)

 Interested Trustees

Name, Year of Birth,		Number of
and Position(s) with		Portfolios in
the trust; (Terms of		Fund Complex
office, and length of	Principal Occupations	Overseen by
Time Served )	During the Past Five Years	the Trustee	Other Directorships

Charles R. Schwab[2] 1937 Chairman and Trustee (Chairman and Trustee of Schwab Investments since 1991.)	Chairman and Director, The Charles Schwab Corporation, Charles Schwab & Co., Inc., Charles Schwab Investment Management, Inc., Charles Schwab Bank, N. A.; Chairman and Chief Executive Officer, Schwab (SIS) Holdings Inc. I, Schwab International Holdings, Inc.; Chief Executive Officer, Schwab Holdings, Inc.; Through June 2007, Director, U.S. Trust Company, N. A., U.S. Trust Corporation, United States Trust Company of New York. Until October 2008, Chief Executive Officer, The Charles Schwab Corporation, Charles Schwab & Co., Inc.	73	None

Walter W. Bettinger II2 1960 Trustee (Trustee of Schwab Investments since 2008.)	As of October 2008, President and Chief Executive Officer, Charles Schwab & Co., Inc. and The Charles Schwab Corporation. Since October 2008, Director, The Charles Schwab Corporation. Since May 2008, Director, Charles Schwab & Co., Inc. and Schwab Holdings, Inc. Since 2006, Director, Charles Schwab Bank. From 2004 through 2007, Executive Vice President and President, Schwab Investor Services. From 2004 through 2005, Executive Vice President and Chief Operating Officer, Individual Investor Enterprise, and from 2002 through 2004, Executive Vice President, Corporate Services. Until October 2008, President and Chief Operating Officer, Charles Schwab & Co., Inc. and The Charles Schwab Corporation.	86	None

 Officers of the Trust

Name, Year of Birth, and Position(s)
with the trust; (Terms of office, and
length of Time Served3)	Principal Occupations During the Past Five Years

Marie Chandoha 1961 President and Chief Executive Officer (Officer of Schwab Investments since 2010.)	Executive Vice President, Charles Schwab & Co., Inc. (Sept. 2010 – present); Director, President and Chief Executive Officer (Dec. 2010 – present), Chief Investment Officer, (Sept. 2010 – present), Charles Schwab Investment Management, Inc.; President and Chief Executive Officer, Schwab Funds, Laudus Funds and Schwab ETFs (Dec. 2010 – present); Global Head of Fixed Income Business Division, BlackRock, Inc. (formerly Barclays Global Investors) (March 2007 – August 2010); Co-Head and Senior Portfolio Manager, Wells Capital Management (June 1999 – March 2007).

George Pereira 1964 Treasurer and Principal Financial Officer (Officer of Schwab Investments since 2004.)	Senior Vice President and Chief Financial Officer (Nov. 2004 – present); Chief Operating Officer (Jan. 2011 – present), Charles Schwab Investment Management, Inc.; Treasurer and Chief Financial Officer, Laudus Funds (June 2006 – present); Treasurer and Principal Financial Officer, Schwab Funds (Nov. 2004 – present) and Schwab ETFs (Oct. 2009 – present); Director, Charles Schwab Worldwide Fund, PLC and Charles Schwab Asset Management (Ireland) Limited (April 2005 – present); Treasurer, Chief Financial Officer and Chief Accounting Officer, Excelsior Funds (June 2006 – June 2007).

Catherine MacGregor 1964 Vice President and Assistant Secretary (Officer of Schwab Investments since 2005.)	Vice President, Charles Schwab & Co., Inc., Charles Schwab Investment Management, Inc. (July 2005 – present); Vice President (Dec. 2005 – present), Chief Legal Officer and Clerk, Laudus Funds (March 2007 – present); Vice President and Assistant Clerk, Schwab Funds (Dec. 2005 – present) and Schwab ETFs (Oct. 2009 – present).

Michael Haydel 1972 Vice President (Officer of Schwab Investments since 2006.)	Senior Vice President (March 2011 – present), Vice President (2004 – March 2011), Asset Management Client Services, Charles Schwab & Co., Inc.; Vice President (Sept. 2005 – present), Anti-Money Laundering Officer (Oct. 2005 – Feb. 2009), Laudus Funds; Vice President, Schwab Funds (June 2007 – present) and Schwab ETFs (Oct. 2009 – present).

[1]	Trustees remain in office until they resign, retire or are removed by shareholder vote. The Schwab Funds® retirement policy requires that independent trustees elected after January 1, 2000 retire at age 72 or after twenty years as a trustee, whichever comes first. In addition, the Schwab Funds retirement policy also requires any independent trustee of the Schwab Funds who also serves as an independent trustee of the Laudus Funds to retire from the Boards of the Schwab Funds upon their required retirement date from either the Boards of Trustees of the Schwab Funds or the Laudus Funds, whichever comes first.
[2]	Mr. Schwab and Mr. Bettinger are Interested Trustees because they are employees of Schwab and/or the investment adviser. In addition to their employment with Schwab and/or the investment adviser, Messrs. Schwab and Bettinger also own stock of The Charles Schwab Corporation.
[3]	The President, Treasurer and Secretary hold office until their respective successors are chosen and qualified or until he or she sooner dies, resigns, is removed or becomes disqualified. Each of the other officers serves at the pleasure of the Board.

Glossary

asset allocation The practice of dividing a portfolio among different asset classes, with each asset class assigned a particular percentage.

asset class A group of securities with similar structure and basic characteristics. Stocks, bonds and cash are the three main examples of asset classes.

beta A historical measure of an investment’s volatility relative to a market index (usually the S&P 500). The index is defined as having a beta of 1.00. Investments with a beta higher than 1.00 have been more volatile than the index; those with a beta of less than 1.00 have been less volatile.

Barclays Capital U.S. Aggregate Bond Index A broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-back securities (agency fixed-rate and hybrid ARM passthroughs), asset-backed securities, and commercial mortgage-backed securities.

bond A security representing a loan from the investor to the issuer. A bond typically pays interest at a fixed rate (the “coupon rate”) until a specified date (the “maturity date”), at which time the issuer returns the money borrowed (“principal” or “face value”) to the bondholder. Because of their structure, bonds are sometimes called “fixed income securities” or “debt securities.”

An individual bond is subject to the credit risk of the issuer. Changes in interest rates can affect a bond’s market value prior to call or maturity. There is no guarantee that a bond’s yield to call or maturity will provide a positive return over the rate of inflation.

cap, capitalization See “market cap.”

capital gain, capital loss the difference between the amount paid for an investment and its value at a later time. If the investment has been sold, the capital gain or loss is considered a realized gain or loss. If the investment is still held, the gain or loss is still “on paper” and is considered unrealized.

earnings growth rate For a mutual fund, the average yearly rate at which the earnings of the companies in the fund’s portfolio have grown, measured over the past five years.

earnings per share (EPS) A company’s earnings, or net income, for the past 12 months, divided by the number of shares outstanding.

expense ratio The amount that is taken from a mutual fund’s assets each year to cover the fund’s operating expenses. An expense ratio of 0.50% means that a fund’s expenses amount to half of one percent of its average net assets a year.

FTSE EPRA/NAREIT Global Index An index that is designed to provide a diverse representation of publicly traded equity REITs and listed property companies worldwide.

market cap, market capitalization The value of a company as determined by the total value of all shares of its stock outstanding.

median market cap The midpoint of the range of market caps of the stocks held by a fund. There are different ways of calculating median market cap. With a simple median, half of the stocks in the fund’s portfolio would be larger than the median, and half would be smaller. With a weighted median (the type that is calculated for these funds), half of the fund’s assets are invested in stocks that are larger than the median market cap, and half in stocks that are smaller.

MSCI EAFE (Europe, Australasia, Far East) Index A free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the US & Canada.

MSCI Emerging Markets Index A free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets.

net asset value (NAV) The value of one share of a mutual fund. NAV is calculated by taking the fund’s total assets, subtracting liabilities, and dividing by the number of shares outstanding.

outstanding shares, shares outstanding When speaking of a company or mutual fund, indicates all shares currently held by investors.

price-to-book ratio (P/B)  The market price of a company’s stock compared with its “book value.” A mutual fund’s P/B is the weighted average of the P/B of all stocks in the fund’s portfolio.

price-to-earnings ratio (P/E)  The market price of a company’s stock compared with earnings over the past year. A mutual fund’s P/E is the weighted average of the P/E of all stocks in the fund’s portfolio.

real estate investment trust (REIT) Real estate companies that own and commonly operate income producing commercial and/or residential real estate.

real estate operating companies (REOC) Real estate companies that engage in the development, management or financing of real estate.

return on equity (ROE) The average yearly rate of return for each dollar of investors’ money, measured over the past five years.

S&P 500 Index A market capitalization index that is designed to measure the performance of 500 leading publicly held companies in leading industries of the U.S. economy.

stock A share of ownership, or equity, in the issuing company.

total return The percentage that an investor would have earned or lost on an investment in the fund assuming dividends and distributions were reinvested.

weighted average For mutual funds, an average that gives the same weight to each security as the security represents in the fund’s portfolio.

yield The income paid out by an investment, expressed as a percentage of the investment’s market value.

PRIVACY NOTICE
 THIS IS NOT PART OF THE SHAREHOLDER REPORT

A Commitment to Your Privacy

Your Privacy Is Not for Sale

We do not and will not sell your personal information to anyone, for any reason.

We are committed to protecting the privacy of information we maintain about you. Below are details about our commitment, including the types of information we collect and how we use and share that information. This Privacy Notice applies to you only if you are an individual who invests directly in the funds by placing orders through the funds’ transfer agent. If you place orders through your brokerage account at Charles Schwab & Co., Inc. or an account with another broker-dealer, investment advisor, 401(k) plan, employee benefit plan, administrator, bank or other financial intermediary, you are covered by the privacy policies of that financial institution and should consult those policies.

How We Collect Information About You

We collect personal information about you in a number of ways.

•	APPLICATION AND REGISTRATION INFORMATION.

We collect personal information from you when you open an account or utilize one of our services. We may also collect information about you from third parties such as consumer reporting agencies to verify your identity. The information we collect may include personal information, including your Social Security number, as well as details about your interests, investments and investment experience.

•	TRANSACTION AND EXPERIENCE INFORMATION.

Once your account has been opened, we collect and maintain personal information about your account activity, including your transactions, balances, positions and history. This information allows us to administer your account and provide the services you have requested.

•	WEBSITE USAGE.

When you visit our websites, we may use devices known as “cookies,” graphic interchange format files (GIFs), or other similar web tools to enhance your web experience. These tools help us to recognize you, maintain your web session, and provide a more personalized experience. To learn more, please click the Privacy link on our website.

How We Share and Use Your Information

We provide access to information about you to our affiliated companies, outside companies and other third parties in certain limited circumstances, including:

•	to help us process transactions for your account;

•	when we use other companies to provide services for us, such as printing and mailing your account statements;

•	when we believe that disclosure is required or permitted under law (for example, to cooperate with regulators or law enforcement, resolve consumer disputes, perform credit/authentication checks, or for risk control).

State Laws

We will comply with state laws that apply to the disclosure or use of information about you.

Safeguarding Your Information — Security Is a Partnership

We take precautions to ensure the information we collect about you is protected and is accessed only by authorized individuals or organizations.

Companies we use to provide support services are not allowed to use information about our shareholders for their own purposes and are contractually obligated to maintain strict confidentiality. We limit their use of information to the performance of the specific services we have requested.

We restrict access to personal information by our employees and agents. Our employees are trained about privacy and are required to safeguard personal information.

We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

Contact Us

To provide us with updated information, report suspected fraud or identity theft, or for any other questions, please call the number below.

Schwab Funds® direct investors:  1-800-407-0256

© 2010 Schwab Funds. All rights reserved.

Notes

Schwab Funds® offers you an extensive family of mutual funds, each one based on a clearly defined investment approach and using disciplined management strategies. The list at right shows all currently available Schwab Funds.

Whether you are an experienced investor or just starting out, Schwab Funds can help you achieve your financial goals. An investor should consider a fund’s investment objectives, risks, charges and expenses carefully before investing or sending money. This and other important information can be found in a fund’s prospectus. Please call 1-800-435-4000 for a prospectus and brochure for any Schwab Fund. Please read the prospectus carefully before you invest. This report must be preceded or accompanied by a current prospectus.

Proxy Voting Policies, Procedures and Results

A description of the proxy voting policies and procedures used to determine how to vote proxies on behalf of the funds is available without charge, upon request, by visiting Schwab’s website at www.schwabfunds.com/prospectus, the SEC’s website at http://www.sec.gov, or by contacting Schwab Funds at 1-800-435-4000.

Information regarding how a fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available, without charge, by visiting Schwab’s website at www.schwabfunds.com/prospectus or the SEC’s website at http://www.sec.gov.

The Schwab Funds Family®

Stock Funds
Schwab Premier Equity Fund®
Schwab Core Equity Fundtm
Schwab Dividend Equity Fundtm
Schwab Large-Cap Growth Fundtm
Schwab Small-Cap Equity Fundtm
Schwab Hedged Equity Fundtm
Schwab Financial Services Fundtm
Schwab Health Care Fundtm
Schwab® International Core Equity Fund
Schwab Fundamental US Large* Company Index Fund
Schwab Fundamental US Small-Mid* Company Index Fund
Schwab Fundamental International* Large Company Index Fund
Schwab Fundamental International* Small-Mid Company Index Fund
Schwab Fundamental Emerging Markets* Index Fund
Schwab Global Real Estate Fundtm
Schwab S&P 500 Index Fund
Schwab 1000 Index® Fund
Schwab Small-Cap Index Fund®
Schwab Total Stock Market Index Fund®
Schwab International Index Fund®

Asset Allocation Funds
Schwab Balanced Fundtm
Schwab MarketTrack All Equity Portfoliotm
Schwab MarketTrack Growth Portfoliotm
Schwab MarketTrack Balanced Portfoliotm
Schwab MarketTrack Conservative Portfoliotm
Schwab Target 2010 Fund
Schwab Target 2015 Fund
Schwab Target 2020 Fund
Schwab Target 2025 Fund
Schwab Target 2030 Fund
Schwab Target 2035 Fund
Schwab Target 2040 Fund
Schwab® Monthly Income Fund – Moderate Payout
Schwab® Monthly Income Fund – Enhanced Payout
Schwab® Monthly Income Fund – Maximum Payout

Bond Funds
Schwab YieldPlus Fund®
Schwab Short-Term Bond Market Fundtm
Schwab® Premier Income Fund
Schwab Total Bond Market Fundtm
Schwab GNMA Fundtm
Schwab Inflation Protected Fundtm
Schwab Tax-Free YieldPlus Fundtm
Schwab Tax-Free Bond Fundtm
Schwab California Tax-Free YieldPlus Fundtm
Schwab California Tax-Free Bond Fundtm

Schwab Money Funds
Schwab offers an array of money market funds1. Choose from taxable or tax-advantaged alternatives. Many can be linked to your eligible Schwab account to “sweep” cash balances automatically, subject to availability, when you’re between investments. Or, for your larger cash reserves, choose one of our Value Advantage Investments®.

*	SCHWAB is a registered trademark of Charles Schwab & Co., Inc. FUNDAMENTAL INDEX, FUNDAMENTAL US LARGE, FUNDAMENTAL US SMALL-MID, FUNDAMENTAL INTERNATIONAL AND FUNDAMENTAL EMERGING MARKETS are trademarks of Research Affiliates LLC.

[1]	Investments in money market funds are neither insured nor guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency and, although they seek to preserve the value of your investment at $1 per share, it is possible to lose money.

Investment Adviser
Charles Schwab Investment Management, Inc.
211 Main Street, San Francisco, CA 94105

Funds
Schwab Funds®
P.O. Box 3812, Englewood, CO 80155–3812

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.
© 2011 Charles Schwab & Co., Inc. All rights reserved.
Member SIPC
Printed on recycled paper.
MFR41206-03

Item 2: Code of Ethics.
(a)	Registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer, and any other persons who perform a similar function, regardless of whether these individuals are employed by Registrant or a third party.

(c)	During the period covered by the report, no amendments were made to the provisions of this code of ethics.

(d)	During the period covered by the report, Registrant did not grant any waivers, including implicit waivers, from the provisions of this code of ethics.
(f)(1) Registrant has filed this code of ethics as an exhibit pursuant to Item 12(a)(1) of Form N-CSR.
Item 3: Audit Committee Financial Expert.
Registrant’s Board of Trustees has determined that William Hasler, Mariann Byerwalter and Donald Stephens, currently serving on its audit committee, are “audit committee financial experts,” as such term is defined in Item 3 of Form N-CSR. Each of these members of Registrant’s audit committee is “independent” under the standards set forth in Item 3 of Form N-CSR.
The designation of each of Messrs. Hasler and Stephens and Ms. Byerwalter as an “audit committee financial expert” pursuant to Item 3 of Form N-CSR does not (i) impose upon such individual any duties, obligations, or liability that are greater than the duties, obligations and liability imposed upon such individual as a member of Registrant’s audit committee or Board of Trustees in the absence of such designation; and (ii) affect the duties, obligations or liability of any other member of Registrant’s audit committee or Board of Trustees.
Item 4: Principal Accountant Fees and Services.
(a) Below are the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements.
     Audit Fees

2010/11: $376,618	2009/10: $396,411
(b) Below are the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of Registrant’s financial statements and are not reported under paragraph (a) above.
     Audit-Related Fees

     For services rendered to Registrant:

2010/11: $27,705	2009/10: $29,163
     Nature of these services: tax provision review.
     In each of the last two fiscal years there were no “Audit-Related Fees” required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.
(c) Below are the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.
     Tax Fees
     For services rendered to Registrant:

2010/11: $29,344	2009/10: $30,888
     Nature of these services: preparation and review of tax returns.
     In each of the last two fiscal years there were no “Tax Fees” required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.
(d) Below are the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) above.
     All Other Fees
     For services rendered to Registrant:

2010/11: $4,545	2009/10: $1,119

Nature of these services:	review of the methodology of allocation of Charles Schwab & Co., Inc. (“Schwab”) expenses for purposes of Section 15(c) of the Investment Company Act of 1940.
     In each of the last two fiscal years there were no “All Other Fees” required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.
(e)(1) Registrant’s audit committee does not have pre-approval policies and procedures as described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(2) There were no services described in each of paragraphs (b) through (d) above (including services required to be approved by Registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X) that were approved by Registrant’s audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.
(f) Not applicable.
(g) Below are the aggregate non-audit fees billed in each of the last two fiscal years by Registrant’s principal accountant for services rendered to Registrant, to Registrant’s investment adviser, and to any entity controlling, controlled by, or under common control with Registrant’s investment adviser that provides ongoing services to Registrant.

2010/11: $61,594	2009/10: $61,170
(h) During the past fiscal year, all non-audit services provided by Registrant’s principal accountant to either Registrant’s investment adviser or to any entity controlling, controlled by, or under common control with Registrant’s investment adviser that provides ongoing services to Registrant were pre-approved. Included in the audit committee’s pre-approval was the review and consideration as to whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.
Item 5: Audit Committee of Listed Registrants.
Not applicable.
Item 6: Schedule of Investments.
The schedules of investments are included as part of the report to shareholders filed under Item 1 of this Form

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable.
Item 8: Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.
Item 9: Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable.
Item 10: Submission of Matters to a Vote of Security Holders.
Not applicable.
Item 11: Controls and Procedures.
(a)	Based on their evaluation of Registrant’s disclosure controls and procedures, as of a date within 90 days of the filing date, Registrant’s Chief Executive Officer, Marie Chandoha and Registrant’s Principal Financial Officer, George Pereira, have concluded that Registrant’s disclosure controls and procedures are: (i) reasonably designed to ensure that information required to be disclosed in this report is appropriately communicated to Registrant’s officers to allow timely decisions regarding disclosures required in this report; (ii) reasonably designed to ensure that information required to be disclosed in this report is recorded, processed, summarized and reported in a timely manner; and (iii) are effective in achieving the goals described in (i) and (ii) above.

(b)	There have been no changes in Registrant’s internal control over financial reporting that the above officers believe to have materially affected, or to be reasonably likely to materially affect, Registrant’s internal control over financial reporting.
Item 12: Exhibits.
(a)	(1)	Registrant’s code of ethics (that is the subject of the disclosure required by Item 2(a)) is attached
(2)	Separate certifications for Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(a) under the 1940 Act, are attached.

(3)	Not applicable.
(b)	A certification for Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) under the 1940 Act, is attached. This certification is being furnished to the Securities and Exchange Commission solely pursuant to 18 U.S.C. section 1350 and is not being filed as part of the Form N-CSR with the Commission.
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
(Registrant) Schwab Investments — Global Real Estate Fund

By:	/s/ Marie Chandoha

Marie Chandoha Chief Executive Officer
Date: 4/14/11
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Marie Chandoha

Marie Chandoha Chief Executive Officer
Date: 4/14/11

By:	/s/ George Pereira

George Pereira Principal Financial Officer
Date: 4/13/11